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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-A



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               NOTIFY CORPORATION
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             (Exact name of registrant as specified in its charter)


             CALIFORNIA                                 77-0382248
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


1054 S.  DE ANZA BLVD. SUITE 105
SAN JOSE, CALIFORNIA                                          95129
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(Address of principal executive offices)                    (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:

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Securities to be registered pursuant to Section 12(g) of the Act:

                                     UNITS
                         COMMON STOCK, $.001 PAR VALUE
                               CLASS A WARRANTS


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                                (Title of class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to the section entitled "Description of Securities--Units", "--Common Stock" and "--Redeemable Warrants" in the Preliminary Prospectus included in Amendment No. 2 to Registration Statement on Form SB-2 (File No. 333-23369) (the "Registration Statement on Form SB-2"), as filed with the Securities and Exchange Commission by the Registrant on August 15, 1997.

ITEM 2.  EXHIBITS.

          The following exhibits are filed as part of this registration statement:

          Number      Description
          ------       -----------

          1.1/(1)/ Registration Statement on Form SB-2 (File No. 333-23369) and Amendments Nos. 1 and 2 thereto, filed with the Securities and Exchange Commission on March 14, 197, May 29, 1997, and August 15, 1997, respectively.

          4.1/(1)/    Restated Articles of Incorporation of Registrant, as
                      amended.
          4.2/(1)/    Restated Articles of Incorporation of Registrant to become effective upon the closing of the offering.
          4.3/(1)/    Bylaws of Registrant, as amended.
          4.4/(1)/    Form of Certificate of Common Stock of the Company
          4.5/(1)/    Form of Warrant Agreement

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/(1)/  Incorporated by reference to Registrant's Registration Statement on Form
       SB-2 (File No. 333-23369).
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                                   SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  August 22, 1997                 NOTIFY CORPORATION


                                       By:  /s/ Paul F. DePond
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                                            Paul F. DePond